UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

CITROTECH INC.
(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PRELIMINARY INFORMATION STATEMENT

SUBJECT TO COMPLETION, DATED APRIL 15, 2026

CITROTECH INC.

6400 S. Fiddlers Green Cir., Suite 300

Greenwood Village, CO 80111

INFORMATION STATEMENT

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU
BY THE BOARD OF DIRECTORS OF CITROTECH INC.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the holders of record of the outstanding shares of our (i) common stock, $0.0001 par value per share (the “Common Stock”), and (ii) Series A preferred stock, $0.0001 par value per share (the “Series A Preferred Stock”), in connection with action taken by our board of directors (the “Board”) and the holders of a majority of our voting securities to approve the CitroTech Inc. 2026 Equity and Incentive Plan (the “Plan”).

On March 16, 2026, our Board acting in accordance with Section 17-16-821 of the Wyoming Business Corporation Act (the “WBCA”) and the holders of a majority of our voting securities, acting in accordance with Section 17-16-704 of the WBCA and Article II, Section 12 of our bylaws (the “Bylaws”), adopted and approved the Plan. The consent that we have received approving the Plan constitutes the only stockholder approval required under the WBCA, our articles of incorporation, as amended (the “Articles”), and our Bylaws. Accordingly, the Plan will not be submitted to the other stockholders of the Company for a vote.

The accompanying Information Statement, which describes the Plan in more detail, is being furnished to all our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record at the close of business on April 15, 2026 (the “Record Date”) are entitled to receive this Information Statement. This Information Statement shall also be considered the notice required under Section 17-16-704(e) of the WBCA.

Pursuant to Rule 14c-2 of the Exchange Act, the action described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders of record. This Information Statement will be mailed on or about                  , 2026 to our stockholders of record as of the Record Date. The Plan is expected to be effective on                  , 2026.

By order of the Board of Directors of CitroTech Inc.

Wesley Bolsen
Chief Executive Officer and Director
, 2026

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ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14(c) of the Exchange Act to notify all of our stockholders that the holders of a majority of our voting securities approved the Plan on March 16, 2026.

WHO IS ENTITLED TO NOTICE?

Each holder of outstanding shares of our voting securities on the close of business on the Record Date is entitled to notice of the corporate action approved by the majority of our voting securities.

WHAT CONSTITUTES THE VOTING SECURITIES OF THE COMPANY?

Our voting securities consist of the issued and outstanding shares of our capital stock with voting rights as of the Record Date. As of the Record Date, our voting securities consisted of 19,150,234 shares of Common Stock and 1,666,667 shares of Series A Preferred Stock. Each outstanding share of Common Stock entitles its holder to one vote on every matter submitted to stockholders, and each share of Series A Preferred Stock entitles its holder to voting power equivalent to 1,000 shares of Common Stock.

As of the Record Date, TC Special Investments, LLC and BoltRock Holdings, LLC beneficially owned approximately 33.3% of the outstanding shares of our voting securities, representing approximately 99.2% of total voting power, including Series A Preferred Stock and Common Stock. TC Special Investments, LLC is a privately owned company of which Theodore Ralston, our Chairman of the Board, is the sole member. BoltRock Holdings, LLC is a privately owned company of which Craig Huff, a member of our Board, is the managing member.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the Plan.

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OUTSTANDING VOTING SECURITIES

As of the Record Date, our authorized capital consisted of 1,030,000,000 shares of capital stock, 1,000,000,000 of which are authorized as Common Stock, par value $0.0001 per share, and 30,000,000 of which are authorized as shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The authorized Preferred Stock consists of 10,000,000 shares of Series A Preferred Stock and 10,000,000 shares of Series C convertible preferred stock (the “Series C Convertible Preferred Stock”). As of the Record Date,19,150,234, 1,666,667 and 807,668 shares of Common Stock, Series A Preferred Stock, and Series C Convertible Preferred Stock were issued and outstanding, respectively.

Each outstanding share of Common Stock entitles its holder to one vote on all matters submitted to the stockholders. Each share of Series A Preferred Stock entitles its holder to voting power equivalent to 1,000 shares of Common Stock, while the Series C Convertible Preferred Stock has no voting rights.

The following stockholders voted in favor of the Plan:

Name	Common Shares Held	Series A Preferred Shares Held	Total Shares Beneficially Owned	Total Voting Power	Percentage of Voting Equity Beneficially Owned(1)
TC Special Investments, LLC (2)	2,841,187	1,364,141	4,205,328	1,366,982,187	81.1%
BoltRock Holdings, LLC (3)	2,416,668	302,526	2,719,194	304,942,668	18.1%
___________
(1)	Based on total voting equity of our capital stock outstanding as of the Record Date, comprised of 19,150,234 shares of Common Stock and 1,666,667 shares of Series A Preferred Stock issued and outstanding as of the Record Date, entitled to an aggregate of 1,685,817,234 votes.
(2)	TC Special Investments, LLC is a privately owned company of which Theodore Ralston, our Chairman of the Board, is the sole member.
(3)	BoltRock Holdings, LLC is a privately owned company of which Craig Huff, a member of our Board, is the managing member.

NO APPRAISAL RIGHTS

The holders of shares of our Common Stock and Preferred Stock have no appraisal rights under the WBCA, our Articles, or our Bylaws with respect to corporate action described herein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of the Record Date unless otherwise noted below for the following:

•	each person or entity known to own beneficially more than 5% of our outstanding capital stock as of the date indicated in the corresponding footnote;
•	each of our named executive officers (“NEOs”);
•	each director; and
•	all current directors and executive officers as a group.

In calculating any percentage in the following table of Common Stock beneficially owned by one or more persons named therein, the following table is based on 19,150,234 shares of Common Stock, 1,666,667 shares of Series A Preferred Stock, 807,668 shares of Series C Convertible Preferred Stock, 2,762,975 warrants, and $2,222,000 convertible debt outstanding as of the Record Date, and any shares of Common Stock, the person has the right to acquire within 60 days following the Record Date. Unless otherwise further indicated in the following table, the footnotes to it or elsewhere in this Information Statement, the persons and entities named in the following table have sole voting and sole investment power concerning the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Except as otherwise indicated in the following table and the footnotes, our NEOs and directors’ address in the following table is c/o CitroTech Inc., 6400 S. Fiddlers Green Cir., Suite 300, Greenwood Village, Colorado 80111.

	Shares Beneficially Owned
Name of Beneficial Owner	Series A Preferred		Series C Convertible Preferred Stock		Common Stock		Number of shares Subject to Series C Convertible Preferred Stock Convertible Debt and Warrants exercisable within	Total Common Stock Beneficially Owned		% of Total Voting Power
(1)	Shares	%	Shares	%	Shares	%	60 days	Shares	%	(2)
Named Executive Officers and Directors
Wesley Bolsen	–	–	6,583	*	–	*	22,499	22,499	*	*
Theodore Ralston	1,364,141	81.8%	13,334	1.7%	2,841,187	14.8%	66,671	2,907,858	15.1%	81.1%
Anthony Newton	–	–	50,000	6.2%	–	*	166,667	166,667	*	*
Andrew Hotsko	–	–	3,334	*	–	*	16,671	16,671	*	*
Craig Huff	302,526	18.2%	95,674	11.8%	2,416,668	12.6%	1,752,110	4,168,778	19.9%	18.2%
Joshua Ralston	–	–	–	*	583,334	3.0%	–	583,334	3.0%	*
Jeffery Pomerantz	–	–	–	*	41,667	*	–	41,667	*	*
Lorenzo Calinawan	–	–	–	*	–	*	–	–	*	*

All Executive Officers and Directors as a group (9 persons)	1,666,667	100.0%	222,931	26.3%	7,782,856	40.4%	2,211,314	9,994,169	48.1%	81.1%

5% or More Stockholders
Theodore Ralston(3)	1,364,141	81.8%	13,334	1.7%	2,841,187	14.8%	66,671	2,907,858	15.1%	81.1%
Stephen Conboy(4)	0.0%	0.0%	667	*	2,483,334	13.0%	3,336	2,486,670	13.0%	*
BoltRock Holdings, LLC(5)	302,526	18.2%	95,674	11.8%	2,416,668	12.6%	1,752,110	4,168,778	19.9%	18.2%

_____________

* Less than 1%

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(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) because of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power concerning the number of shares of Common Stock outstanding on the date of this filing.

(2)	Percentage of total voting power with respect to all shares of our Series A Preferred Stock and Common Stock, as a single class. The holders of our Series A Preferred Stock are entitled to one thousand (1,000) votes per share and holders of our Common Stock are entitled to one vote per share.

(3)	TC Special Investments, LLC, through Mr. Theodore Ralston, has sole dispositive and voting power with respect to all shares. The address of TC Special Investments, LLC c/o CitroTech Inc., 6400 S. Fiddlers Green Cir., Suite 300, Greenwood Village, Colorado 80111. Total beneficial ownership consists of 2,841,187 shares of Common Stock and 66,671 shares of Common Stock issuable pursuant to 13,334 shares of Series C Convertible Preferred Stock and 22,224 shares from warrants.

(4)	Stephen Conboy has sole dispositive and voting power with respect to all shares. Total beneficial ownership consists of 2,483,334 shares of Common Stock and 3,336 shares of Common Stock issuable pursuant to 667 shares from conversion of Series C Convertible Preferred Stock and 1,112 shares from warrants.

(5)	Based on information reported on our transfer agent report for shareholder information, BoltRock Holdings, LLC stated address is 712 5th Ave 22nd FL New York, NY 10019. Craig Huff is the managing member of BoltRock Holdings, LLC and has sole dispositive and voting power with respect to the shares. Total beneficial ownership consists of 2,416,668 shares of Common Stock and 1,752,110 shares of Common Stock issuable pursuant to 95,674 shares from conversion of Series C Convertible Preferred Stock, 925,834 shares from conversion of $2,222,000 in debt and 507,362 shares from warrants.

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EXECUTIVE COMPENSATION

The following discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

We are currently considered a “smaller reporting company” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), for purposes of the Securities and Exchange Commission’s (the “SEC”) executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to “named executive officers” or “NEOs.” Our “named executive officers” include (i) all individuals serving as our principal executive officer (“PEO”) during the fiscal year ended December 31, 2025 and (ii) our two most highly compensated executive officers, as defined in Exchange Act Rule 3b-7, other than our PEO, who were serving as executive officers at the end of the fiscal year ended December 31, 2025, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025.

This section discusses material components of the executive compensation programs for our “named executive officers” who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” were (i) Wesley Bolsen, our Chief Executive Officer; (ii) Joshua Ralston, our former Chief Executive Officer, (iii) Theodore Ralston, our former Chief Executive Officer and our Chairman of the Board of Directors, (iv) Andrew Hotsko, our Chief Operating Officer, and (v) Anthony Newton, our General Counsel.

Summary Compensation Table

The following table summarizes the compensation of our named executive officers during the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year Ended December 31,	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Wesley Bolsen	2025	89,999	–	3,278,000	–	3,367,999
Chief Executive Officer	2024	–	–	–	–	–
Theodore Ralston	2025	–	–	1,932,000	–	1,932,000
Chairman of the Board	2024	–	–	–	–	–
Andrew Hotsko	2025	100,962	–	3,539,970	–	3,640,932
Chief Operating Officer	2024	–	–	–	–	–
Anthony Newton	2025	275,000	–	550,000	–	825,000
General Counsel	2024	–	–	–	–	–
Joshua Ralston	2025	290,000	–	–	–	290,000
Former President, Secretary, CEO, CFO and Chairman	2024	75,000	–	–	–	75,000

(1)	The amounts reported in this column represent the aggregate grant date fair value of restricted stock units awarded, computed in accordance with FASB ASC Topic 718.
(2)	The material terms of the restricted stock units granted in 2025 are as follows:

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Name	Grant Date	Stock Award (#)	Vesting Date
Wesley Bolsen	September 22, 2025	900,000(1)	(1)
Theodore Ralston	April 30, 2025	280,000(2)	(2)
Andrew Hotsko	June 27, 2025	450,000(3)	(3)
Anthony Newton	–	–	–
Joshua Ralston	–	–	–

1.	Consists of: (i) 300,000 restricted stock units (RSUs) granted on October 1, 2025 (the “Effective Date”), with one-fourth of the RSUs vesting on the first anniversary of the Effective Date and the remaining three-fourths vesting in equal monthly installments over the following 36 months; (ii) 300,000 performance stock units (PSUs), with 75,000 PSUs vesting upon the Company’s market capitalization reaching and sustaining, for 30 consecutive days, thresholds of $150,000,000, $200,000,000, $250,000,000 and $300,000,000, respectively; and (iii) 300,000 additional RSUs granted to the employee, which shall vest, provided the employee’s employment has not terminated for any reason, upon the achievement of annual key performance indicators mutually agreed upon by the Company and the employee.

2.	Consists of 280,000 shares of restricted stock, with 70,000 shares of the Company’s Series C Convertible Preferred Stock vesting when the Company’s market capitalization reaches and sustains, for 30 consecutive days, thresholds of $120,000,000, $150,000,000, $200,000,000 and $250,000,000, respectively

3.	Consists of 150,000 shares of restricted stock granted on June 27, 2025 (the “Effective Date”), with one-fourth of the shares vesting each anniversary of the Effective Date; (ii) 150,000 shares of restricted stock, with 37,500 shares of the Company’s Common Stock vesting when the Company’s market capitalization reaches and sustains, for 30 consecutive days, thresholds of $150,000,000, $200,000,000, $250,000,000 and $300,000,000, respectively; and (iii) 300,000 additional shares of restricted stock granted to the employee, which shall vest, provided the employee’s employment has not terminated for any reason, upon the achievement of annual key performance indicators mutually agreed upon by the Company and the employee.

Executive Compensation Arrangements

Wesley Bolsen

On September 22, 2025, the Company entered into an employment agreement with Wesley J. Bolsen, pursuant to which Mr. Bolsen began serving as the Company’s Chief Executive Officer, effective October 1, 2025. The employment agreement has a term commencing October 1, 2025 and ending September 30, 2029, unless earlier terminated in accordance with its terms.

Under the employment agreement, Mr. Bolsen is entitled to an annual base salary of $300,000, payable in accordance with the Company’s standard payroll practices, and a signing bonus of 6,250 shares of the Company’s Series C Convertible Preferred Stock, issued as soon as reasonably practicable following execution of the agreement. Mr. Bolsen is also eligible to receive an annual cash performance bonus with a target of $200,000, with the opportunity to earn up to two times the target amount based on the achievement of mutually agreed key performance indicators (“KPIs”). Mr. Bolsen is eligible to participate in the Company’s employee benefit plans made generally available to other senior executives.

In addition, pursuant to Exhibit A to the employment agreement, Mr. Bolsen is eligible to receive equity-based incentive compensation in the form of RSUs, which may be earned based on a combination of time-based vesting, achievement of KPIs, and the attainment of specified market capitalization thresholds. The equity awards include up to an aggregate of 900,000 RSUs, consisting of (i) time-based RSUs that vest over a four-year period, (ii) KPI-based RSUs that vest annually upon achievement of mutually agreed performance objectives, and (iii) market capitalization-based RSUs that vest upon the Company achieving and sustaining specified fully diluted market capitalization targets for 30 consecutive days. The employment agreement further provides for accelerated vesting of any unvested RSUs upon a change in control, as defined therein.

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The employment agreement may be terminated by the Company for cause, including for material breach, misconduct, dishonesty, or failure to perform duties, subject in certain cases to notice and cure rights, or without cause upon written notice. Mr. Bolsen may also terminate his employment for any reason. Upon termination by the Company without cause, Mr. Bolsen is entitled to continued base salary for up to twelve months or the remainder of the then-existing term, if shorter, and payment of any earned but unpaid bonus amounts, subject to the terms of the agreement. Upon termination for cause or voluntary resignation, Mr. Bolsen is generally entitled only to accrued compensation and earned bonuses, if any.

Mr. Bolsen is subject to customary confidentiality, non-competition, non-solicitation, and intellectual property assignment provisions during and following the term of employment. The employment agreement also provides for reimbursement of business expenses, directors’ and officers’ insurance coverage, and other customary executive employment terms.

Theodore Ralston – Consulting Agreement

On April 1, 2025, the Company entered into a consulting agreement with Theodore Ralston, pursuant to which Mr. Ralston provides outside services to the Company at the direction of the Company’s Board. The consulting agreement has an initial term of twelve (12) months, commencing April 1, 2025 (the “Initial Term”). Following the Initial Term, the agreement automatically renews for successive six-month periods unless either party provides at least 30 days’ written notice of non-renewal.

Mr. Ralston is eligible to receive up to an aggregate of 280,000 shares of the Company’s Series C Convertible Preferred Stock, payable in four separate tranches of 70,000 shares each, upon the Company achieving and sustaining for 30 consecutive days specified market capitalization thresholds of more than $120 million, $150 million, $200 million, and $250 million, respectively. So long as Mr. Ralston provides services to the Company for the full Initial Term, Mr. Ralston’s right to receive the foregoing share awards will vest, regardless of whether the consulting agreement is subsequently terminated.

If the consulting agreement is terminated by the Company within six (6) months following Mr. Ralston: (i) no longer owning Series A Preferred Stock, or (ii) owning (or having the right to convert to) on a fully diluted basis less than five percent (5%) of the Common Stock of the Company, then within 30 days thereafter the Company shall remit to Mr. Ralston or his designee the amount of 100,000 shares of Series C Convertible Preferred Stock in book entry form as soon as reasonably possible for the transfer agent to make the book entry on behalf of Consultant or his designee.

The consulting agreement may be terminated immediately by written notice to Mr. Ralston upon the occurrence of any of the following: (i) a material breach of the agreement that remains uncured following 30 days’ notice thereof; (ii) making disparaging statements (whether written or verbal) about the Company, or its subsidiaries, affiliates, officers, employees, or Board; or (iii) engaging in any activity that reflects negatively on the Company’s reputation or standing in its business community. Mr. Ralston is subject to customary confidentiality obligations during and after the term of the agreement and must return Company property and confidential materials upon termination.

Andrew Hotsko – Employment Agreement

On June 27, 2025, the Company entered into an employment agreement with Andrew Hotsko, pursuant to which Mr. Hotsko began serving as the Company’s Chief Operating Officer, effective July 21, 2025. The employment agreement has a term commencing July 21, 2025 and ending July 21, 2029, unless earlier terminated in accordance with its terms.

Under the employment agreement, Mr. Hotsko is entitled to an annual base salary of $250,000, payable in accordance with the Company’s standard payroll practices. Mr. Hotsko is also eligible to receive an annual cash performance bonus of up to $150,000, based on the achievement of mutually agreed KPIs, with the bonus prorated for calendar year 2025 and subject to adjustment in subsequent years at the Company’s discretion. Mr. Hotsko is eligible to participate in the Company’s employee benefit plans made generally available to other senior executives.

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In addition, pursuant to Exhibit A to the employment agreement, Mr. Hotsko is eligible to receive equity-based incentive compensation in the form of restricted shares of the Company’s Common Stock, which may be earned based on a combination of time-based vesting, achievement of KPIs, and the attainment of specified market capitalization thresholds. The equity incentives provide for up to an aggregate of 450,000 shares of Common Stock, consisting of (i) time-based restricted shares that vest annually over a four-year period, (ii) KPI-based shares that may be issued annually upon achievement of mutually agreed performance objectives, and (iii) market capitalization-based shares that may be issued upon the Company achieving and sustaining specified fully diluted market capitalization thresholds for 30 consecutive days. Unvested equity awards are generally forfeited upon termination for cause or voluntary resignation.

The employment agreement may be terminated by the Company for cause, including for material breach, misconduct, failure to perform duties, disability, or death, or without cause upon written notice. Mr. Hotsko may also terminate his employment for any reason. Upon termination by the Company without cause, Mr. Hotsko is entitled to continued base salary for up to six months or the remainder of the then-existing term, if shorter, and payment of any earned but unpaid bonus amounts, subject to the terms of the agreement. Upon termination for cause or voluntary resignation, Mr. Hotsko is generally entitled only to accrued compensation and earned bonuses, if any.

Mr. Hotsko is subject to customary confidentiality, non-competition, non-solicitation, and intellectual property assignment provisions during and following the term of employment. The employment agreement also provides for reimbursement of business expenses and other customary executive employment terms.

Anthony Newton – Consulting Agreement

On April 1, 2025, the Company entered into a consulting agreement with Anthony Newton, pursuant to which Mr. Newton provides outside legal counsel services to the Company. The consulting agreement has an initial term of twelve (12) months, commencing April 1, 2025, and automatically renews for successive six-month periods unless either party provides at least 30 days’ written notice of non-renewal.

Under the consulting agreement, Mr. Newton is entitled to monthly cash compensation of $27,500. Mr. Newton is also eligible to participate in any executive compensation plan adopted by the Company from time to time, with any such awards subject to the discretion of the Company’s Board of Directors. The Company is required to reimburse Mr. Newton for pre-approved, documented business expenses incurred on behalf of the Company.

If the consulting agreement is terminated by the Company within six (6) months following Theodore Ralston (i) no longer serving as Chief Executive Officer of the Company, (ii) no longer owning Series A Preferred Stock, or (iii) owning (or having the right to convert into), on a fully diluted basis, less than five percent (5%) of the Company’s Common Stock, the Company is required to pay Mr. Newton an amount equal to twelve (12) months of consulting compensation within 30 days following such termination.

The consulting agreement may be terminated immediately by written notice to Mr. Newton upon the occurrence of any of the following: (i) a material breach of the agreement that remains uncured following 30 days’ notice thereof; (ii) making disparaging statements (whether written or verbal) about the Company, or its subsidiaries, affiliates, officers, employees, or Board of Directors; or (iii) engaging in any activity that reflects negatively on the Company’s reputation or standing in its business community. Mr. Newton is subject to customary confidentiality obligations during and following the term of the consulting agreement and is required to return Company property and confidential materials upon termination. The agreement provides that Mr. Newton serves as an independent contractor, not an employee of the Company.

Joshua Ralston – Employment Agreement

On March 1, 2025, the Company entered into an employment agreement with Joshua Ralston, pursuant to which Mr. Ralston initially served as President and Chief Executive Officer through April 1, 2025, and thereafter served as Vice President of Operations, reporting to the Company’s Chief Executive Officer. The employment agreement had an initial term of three (3) years, commencing March 1, 2025, and would automatically renew for successive one-year periods unless either party provided at least 90 days’ written notice of non-renewal.

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Under the employment agreement, Mr. Ralston was entitled to a monthly salary of $16,500, payable in accordance with the Company’s customary payroll practices. Mr. Ralston was eligible to participate in the Company’s employee benefit plans made generally available to other employees and executives, including health and accident insurance and other customary benefits, subject to the terms of such plans.

Mr. Ralston signed a Separation Agreement on December 31, 2025, that terminated his employment with the Company. He received one month of severance pay and agreed not to sell any unrestricted shares for 90 days following his separation.

Outstanding Equity Awards At Fiscal Year-End

The following table lists all of the outstanding equity awards held on December 31, 2025 by each of the Company’s named executive officers.

	Stock Awards
	Number of shares or units of stock that have not vested		Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name	(#)		($)(1)	(#)	($)
Wesley Bolsen	900,000	(1)	7,272,000	–	–
Theodore Ralston	280,000	(2)	7,541,333	–	–
Andrew Hotsko	450,000	(3)	3,636,000	–	–
Anthony Newton	–		–	–	–
Joshua Ralston	–		–	–	–

(1)	Consists of: (i) 300,000 RSUs granted on October 1, 2025 (the “Effective Date”), with one-fourth of the RSUs vesting on the first anniversary of the Effective Date and the remaining three-fourths vesting in equal monthly installments over the following 36 months; (ii) 300,000 performance stock units (PSUs), with 75,000 PSUs vesting upon the Company’s market capitalization reaching and sustaining, for 30 consecutive days, thresholds of $150,000,000, $200,000,000, $250,000,000 and $300,000,000, respectively; and (iii) 300,000 additional RSUs granted to the employee, which shall vest, provided the employee’s employment has not terminated for any reason, upon the achievement of annual key performance indicators mutually agreed upon by the Company and the employee.

(2)	Consists of 280,000 shares of restricted stock, with 70,000 shares of the Company’s Series C Convertible Preferred Stock vesting when the Company’s market capitalization reaches and sustains, for 30 consecutive days, thresholds of $120,000,000, $150,000,000, $200,000,000 and $250,000,000, respectively.

(3)	Consists of 150,000 shares of restricted stock granted on June 27, 2025 (the “Effective Date”), with one-fourth of the shares vesting each anniversary of the Effective Date; (ii) 150,000 shares of restricted stock, with 37,500 shares of the Company’s Common Stock vesting when the Company’s market capitalization reaches and sustains, for 30 consecutive days, thresholds of $150,000,000, $200,000,000, $250,000,000 and $300,000,000, respectively; and (iii) 300,000 additional shares of restricted stock granted to the employee, which shall vest, provided the employee’s employment has not terminated for any reason, upon the achievement of annual key performance indicators mutually agreed upon by the Company and the employee.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance.

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Required Tabular Disclosure

The following table discloses information on “compensation actually paid” to our PEO and, on average, to our other named executive officers (non-PEO NEOs) during the specified years alongside total shareholder return (“TSR”).

Year	Summary Compensation Table for PEO 1(1)($)	Compensation Actually Paid to PEO 1(2)($)	Summary Compensation Table for PEO 2(3)($)	Compensation Actually Paid to PEO 2(4)($)	Summary Compensation Table for PEO 3(5)($)	Compensation Actually Paid to PEO 3(6)($)	Average Summary Compensation Table Total for Non-PEO NEOs(7)	Average Compensation Actually Paid to Non-PEO NEOs(8)($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(9) ($)	Net Income(10) ($)
2025	3,367,999	7,361,999	1,932,000	7,541,333	290,000	290,000	2,232,966	2,342,648	184.47	(36,837,643)
2024	–	–	–	–	75,000	75,000	–	–	101.39	(6,881,722)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported for Wesley Bolsen as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Bolsen during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation reported in the Summary Compensation Table above to determine the “compensation actually paid” to Mr. Bolsen:

Description of Amount	2025	2024
Summary Compensation Table – Total Compensation	$3,367,999	$–

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$3,278,000	$–

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$7,272,000	$–

+ Change in Fair Value as of the End of the Covered Fiscal Year in Fair Value of Any Awards Granted in Prior Fiscal Year that are Outstanding and Unvested as of the End of the Covered Fiscal Year	$–	$–

+ Fair Value of the Vesting Date of Awards Granted and Vested in the Same Year	$–	$–

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$–	$–

- Fair Value at the End of the Prior Fiscal Year of Any Awards Granted in Prior Fiscal Year that Fail to Meet Applicable Vesting Conditions During Covered Fiscal Year	$–	$–

+ Dollar Value of Any Dividends or Other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date and Not Otherwise Included in Total Compensation	$–	$–

Compensation Actually Paid	$7,361,999	$–

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(3)	The dollar amounts reported in this column are the amounts of total compensation reported for Theodore Ralston as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(4)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Theodore Ralston during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation reported in the Summary Compensation Table above to determine the “compensation actually paid” to Mr. Theodore Ralston:

Description of Amount	2025	2024
Summary Compensation Table – Total Compensation	$1,932,000	$–

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$1,932,000	$–

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$7,541,333	$–

+ Change in Fair Value as of the End of the Covered Fiscal Year in Fair Value of Any Awards Granted in Prior Fiscal Year that are Outstanding and Unvested as of the End of the Covered Fiscal Year	$–	$–

+ Fair Value of the Vesting Date of Awards Granted and Vested in the Same Year	$–	$–

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$–	$–

- Fair Value at the End of the Prior Fiscal Year of Any Awards Granted in Prior Fiscal Year that Fail to Meet Applicable Vesting Conditions During Covered Fiscal Year	$–	$–

+ Dollar Value of Any Dividends or Other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date and Not Otherwise Included in Total Compensation	$–	$–

Compensation Actually Paid	$7,541,333	$–

(5)	The dollar amounts reported in this column are the amounts of total compensation reported for Joshua Ralston as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(6)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Joshua Ralston during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation reported in the Summary Compensation Table above to determine the “compensation actually paid” to Mr. Joshua Ralston:

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Description of Amount	2025	2024
Summary Compensation Table – Total Compensation	$290,000	$75,000

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$–	$–

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$–	$–

+ Change in Fair Value as of the End of the Covered Fiscal Year in Fair Value of Any Awards Granted in Prior Fiscal Year that are Outstanding and Unvested as of the End of the Covered Fiscal Year	$–	$–

+ Fair Value of the Vesting Date of Awards Granted and Vested in the Same Year	$–	$–

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$–	$–

- Fair Value at the End of the Prior Fiscal Year of Any Awards Granted in Prior Fiscal Year that Fail to Meet Applicable Vesting Conditions During Covered Fiscal Year	$–	$–

+ Dollar Value of Any Dividends or Other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date and Not Otherwise Included in Total Compensation	$–	$–

Compensation Actually Paid	$290,000	$75,000

(7)	The dollar amounts reported in this column represent the average amounts of total compensation reported for our non-PEO NEOs as a group for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.” The non-PEO NEOs for 2025 were Andrew Hotsko and Anthony Newton.

(8)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K for the Non-PEO named executive officers as a group. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the Non-PEO named executive officers as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO named executive officers as a group for each year to determine the “compensation actually paid,” using the same methodology used in footnotes (2), (4) and (6):

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Description of Amount	2025	2024
Summary Compensation Table – Total Compensation	$2,232,966	$–

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$2,044,985	$–

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$2,154,667	$–

+ Change in Fair Value as of the End of the Covered Fiscal Year in Fair Value of Any Awards Granted in Prior Fiscal Year that are Outstanding and Unvested as of the End of the Covered Fiscal Year	$–	$–

+ Fair Value of the Vesting Date of Awards Granted and Vested in the Same Year	$–	$–

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$–	$–

- Fair Value at the End of the Prior Fiscal Year of Any Awards Granted in Prior Fiscal Year that Fail to Meet Applicable Vesting Conditions During Covered Fiscal Year	$–	$–

+ Dollar Value of Any Dividends or Other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date and Not Otherwise Included in Total Compensation	$–	$–

Compensation Actually Paid	$2,342,648	$–

(9)	The amounts shown in this column represent the Company’s Total Shareholder Return (“TSR”) or cumulative growth of a hypothetical $100 investment in the Company made as of December 31, 2023, reflected as of the end of each respective year, and inclusive of the reinvestment of all dividends, where applicable. No dividends were paid on stock or option awards in 2025 or 2024.

(10)	The dollar amounts reported represent the net income reflected on our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

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Compensation Actually Paid and Net Income (Loss)

We had net income (loss) of $(36,837,643), $(6,881,722) and $(10,102,266) in 2025, 2024 and 2023, respectively. However, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. From 2023 to 2025, our net loss increased, and the compensation actually paid for both our PEO and non-PEO named executive officers increased between 2024 and 2025.

Compensation Actually Paid and Cumulative TSR

We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above in the section “Executive Compensation,” part of the compensation our named executive officers are eligible to receive consists of equity compensation which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Additionally, we view stock options, which are a part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our Common Stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned during the fiscal year ended December 31, 2025 by each of our non-employee directors who served as a director of the Company during that time. The directors who also serve as employees of the Company do not receive additional compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
Jeffery Pomerantz	–	–	–	–	–	–		–
Lorenzo Calinawan	–	–	–	–	–	–		–
Craig Huff	–	–	–	–	–	5,676,855	(2)	5,676,855

(1)	The amounts reported in this column represent the aggregate grant date fair value of stock awarded, computed in accordance with FASB ASC Topic 718.

(2)	This consists of stock awards that were issued to BoltRock Holdings, LLC pursuant to a consulting arrangement and 69,007 shares of Series C Convertible Preferred stock. Mr. Huff is the managing member of BoltRock Holdings, LLC. The consulting arrangement consists of 280,000 PSUs, to vest 70,000 shares of the Company’s Series C Convertible Preferred Stock when the Company reaches and sustains a market capitalization for 30 consecutive days above $120,000,000, $150,000,000, $200,000,000 and $250,000,000, respectively.

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SUMMARY OF THE CitroTech Inc. 2026 Equity and Incentive Plan

On March 16, 2026, the Board and a majority of our outstanding voting securities approved the Plan. We believe that the Plan will help us attract and retain the best available personnel for our Company and is critical to our ongoing effort to build stockholder value and align the interests of employees and directors with those of our stockholders. As of the date of this Information Statement, we do not have any other equity incentive plans in place. All capitalized terms used in this section but not otherwise defined have the meanings ascribed to them in the Plan.

Following is a summary of the principal features of the Plan. The summary is qualified by the full text of the Plan, attached to this Information Statement as Appendix A.

Key Provisions

Following are the key provisions of the Plan:

Provision of Plan	Description
Eligible Participants:	Employees, directors, and consultants of the Company, any related entity, and any successor entity that adopts the Plan. As of the Record Date, approximately 14 employees, 5 officers, 4 directors and 0 consultants, advisors and other service providers are eligible to participate in the Plan. Incentive stock options may only be granted to employees of the Company or of a present or future parent or subsidiary corporation as defined in Sections 424(e) or (f) of the Code.

Share Reserve:	The Plan Committee (defined below) is authorized to deliver under the Plan an initial amount equal to the aggregate of 1,000,000 shares of Common Stock (the “Share Pool”), all of which may be issued through the exercise of Incentive Stock Options granted under the Plan. The Share Pool shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards, other than Substitute Awards.

Award Types:	• Incentive Stock Option • Nonqualified Stock Option • Stock Appreciation Right • Restricted Stock, Restricted Stock Unit • Stock Bonus Award • Performance Compensation Award

Vesting:	Determined by the Compensation Committee of the Board.

Award Limits:	In any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is an Eligible Person solely by reason of being a non-employee director of the Company or an Affiliate may be awarded cash compensation and Awards that have a fair value that exceeds $100,000 in the aggregate.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of the Company’s stockholders, except for certain ratable capitalization adjustments as set forth in the Plan.

Plan Termination Date:	March 16, 2036

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Administration

The Plan will be administered by the compensation committee of the Board (the “Plan Committee”) or, if no such Plan Committee has been appointed by the Board or if the Board elects to act as the Plan Committee with respect to any action, the Board. The Plan Committee has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Plan that it deems advisable and to construe and interpret the provisions of the Plan and any award agreements entered into under the Plan. The Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award. All actions and decisions by the Plan Committee with respect to the Plan and any awards made under the Plan will be made in the Plan Committee’s discretion and will be final and binding on all persons having or claiming any interest in the Plan or in any award.

Pursuant to the terms of the Plan, the Board and Plan Committee may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board. The Company expects that the Plan Committee will administer certain aspects of the Plan.

Subject to any requirements of applicable law, the Plan Committee may, by resolution, delegate to one or more persons (including officers) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant awards (subject to any limitations under the Plan and applicable law) to eligible service providers of the Company and to exercise such other powers under the Plan as the Plan Committee may determine. No Delegated Person may be authorized to grant awards to anyone subject to Section 16 of the Exchange Act.

Subject to applicable limitations contained in the Plan and applicable law, the Board, the Plan Committee, or any other committee or subcommittee or Delegated Person to whom the Plan Committee has delegated authority pursuant to the Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of Common Stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or strike price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the Plan, each award under the Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and the Plan Committee need not treat participants uniformly. The Plan Committee will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

The Plan Committee may at any time provide that any award will become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

To the extent permitted by applicable law, the Company will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s bad faith, fraud or willful criminal act or omission.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), stock bonus awards and performance compensation awards, as described below (collectively, “awards”).

Awards (other than substitute awards granted in connection with a corporate transaction) may be made under the Plan for up to 1,000,000 shares of Common Stock, all of which may be issued as incentive stock options.

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In addition, in no event shall the fair market value of awards made under the Plan to any one non-employee director of the Company or its affiliates exceed $100,000, in the aggregate, in any one fiscal year.

Shares covered by awards under the Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited, in whole or in part, or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will be added back to the shares reserved for issuance and again be available for the grant of awards under the Plan (subject, in the case of incentive stock options, to any limitations under the Code).

Shares of Common Stock that are delivered (by actual delivery, attestation, or net exercise) to the Company by a participant to purchase shares of Common Stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the shares reserved for issuance and again be available for the future grant of awards under the Plan.

In connection with a merger or consolidation of an entity with the Company or the Company’s acquisition of property or stock of an entity, the Plan Committee (as defined below) may grant awards under the Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as the Plan Committee determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Plan. No such substitute awards shall count against the Share Reserve, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options. A participant who is awarded an option receives the right to purchase a specified number of shares of Common Stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. An option that is not designated by the Plan Committee and/or does not qualify as an “incentive stock option” is a “nonqualified stock option.” Except with respect to substitute awards granted in connection with a corporate transaction, options may not be granted at an exercise price that is less than 100% of the fair market value of a share of Common Stock on the date of grant. If the Plan Committee approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the Common Stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of the Company’s stock or the stock of any parent or any of its subsidiaries. Under the terms of the Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of the Company’s stock or stock of any parent or any of its subsidiaries).

The Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) in cash, check, cash equivalent and/or Common Stock valued at the fair market value at the time the option is exercised (including, pursuant to procedures approved by the Plan Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided that such Common Stock are not subject to any pledge or other security interest and are mature shares; and (ii) by such other method as the Plan Committee may permit in accordance with applicable law, in its sole discretion, on a case by case basis, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the exercise price; (B) if there is a public market for the Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Stock otherwise deliverable upon the exercise of the option and to deliver promptly to the Company an amount equal to the exercise price; or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Stock for which the option was exercised that number of Common Stock having a fair market value equal to the aggregate exercise price for the Common Stock for which the option was exercised.

Stock Appreciation Rights (“SARs”). A participant who is awarded a SAR receives, upon exercise, a number of shares of Common Stock, or cash (or a combination of shares of Common Stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the strike price. The Plan provides that the strike price of a SAR may not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted (provided, however, that if the Plan Committee approves the grant of a SAR effective as of a future date, the strike price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years.

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Limitation on Repricing of Options or SARs. With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the Plan in connection with certain changes in capitalization and reorganization events, the Company may not (i) amend any outstanding option or SAR granted under the Plan to provide an exercise price or strike price per share that is lower than the then-current exercise price or strike price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR where the fair market value of the shares of the Company underlying such option or SAR is less than its exercise price or strike price and replace it with a new option or SAR, another award or cash, or (iii) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the applicable securities exchange or inter-dealer quotation system on which the shares of the Company’s Common Stock are listed or quoted.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of Common Stock, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.

Restricted Stock Unit (“RSU”) Awards. A participant who is granted an RSU award is entitled to receive shares of Common Stock, or cash equal to the fair market value of such shares or a combination thereof, to be delivered at the time the award vests or on a deferred basis pursuant to the terms and conditions established by the Plan Committee. The Plan Committee may provide that the settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock. Any such dividend equivalent may be settled in cash and/or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded.

Stock Bonus Awards. Under the Plan, the Plan Committee may grant other awards of shares of Common Stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, having such terms and conditions as the Plan Committee may determine. Each stock bonus award is evidenced by an award agreement. These types of awards are referred to herein as “other stock-based awards.”

Performance-Compensation Awards

The Plan Committee may designate any award as performance-based, in which case the award will vest based on achievement of performance goals. The Plan Committee will select the length of the performance period, the performance criteria that will be used to establish the performance goals, the kinds and/or levels of the performance goals that are to apply, and the performance formula. Such performance criteria may be based on the attainment of specific levels of performance of the Company and/or one or more of its affiliates, divisions, business segments or operational units, or any combination of the foregoing (including as compared to a selected group of comparison or peer companies, or a published or special index or stock market index), and may include, without limitation, net earnings or net income (before or after taxes), basic or diluted earnings per share (before or after taxes), revenue or revenue growth (measured on a net or gross basis), gross profit or gross profit growth, operating profit (before or after taxes), return measures, cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital), financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities), earnings before or after taxes, interest, depreciation and/or amortization, gross or operating margins, productivity ratios, share price, expense targets, margins, productivity and operating efficiencies, customer satisfaction, customer growth, working capital targets, measures of economic value added, inventory control, enterprise value, sales, debt levels and net debt, combined ratio, timely launch of new facilities, client or customer retention, employee retention, timely completion of new product rollouts, cost targets, reductions and savings, productivity and efficiencies, strategic partnerships or transactions, personal targets, goals or completion of projects, and any other goal selected by the Plan Committee, whether or not listed in the Plan. The Plan Committee may accelerate vesting awards based on the achievement of performance goals. Performance criteria that are financial metrics may be determined in accordance with GAAP, but may be adjusted by the Plan Committee to include or exclude items otherwise includable or excludable under GAAP. The Plan Committee may also adjust or modify performance goals for a performance period to appropriately reflect certain extraordinary events.

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Unless the Plan Committee specifies otherwise in the award agreement, a participant must be continuously employed or in service through the last day of the performance period to be eligible for payment in respect of a performance compensation award. Unless otherwise determined by the Plan Committee or as set forth in the Award agreement, payment in respect of a performance compensation award will only be made to the extent that the Plan Committee determines after the close of the performance period that the performance goals have been achieved at a level that triggers vesting or payment.

Eligibility to Receive Awards

Participants in the Plan will consist of individuals employed by the Company or an affiliate, directors of the Company or an affiliate; an individual consultant or advisor to the Company or an affiliate, or prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its affiliates, in each case, as selected by the Plan Committee. As of December 31, 2025, approximately 14 employees, 5 officers, 4 directors and 0 consultants, advisors and other service providers would be eligible for awards if selected by the Plan Committee. Incentive stock options may only be granted to employees of the Company or of a present or future parent or subsidiary corporation as defined in Sections 424(e) or (f) of the Code.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, the Plan Committee may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member of the participant if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such award to the proposed transferee. Further, the Company is not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder; Clawback

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an award granted under the Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

Amendment of Awards

Except as otherwise provided under the Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, the Plan Committee may amend, modify or terminate any outstanding award, including but not limited to, substituting for an award another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonqualified stock option, provided that the participant’s consent to any such action will be required unless the Plan Committee determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Plan or the change is otherwise permitted under the terms of the Plan in connection with certain corporate events.

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Changes in Capital Structure and Similar Events

In the event of (a) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a “change in control” as defined in the Plan) that affects the shares of Common Stock, or (b) unusual or infrequently occurring events affecting the Company or any of its affiliates, or their financial statements, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, to the extent that an adjustment is determined by the Plan Committee to be necessary or appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Plan Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following: (i) adjusting the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of awards or with respect to which awards may be granted and the terms of any outstanding award, including, without limitation, the number of shares subject to such award, the exercise price or strike price, or the applicable performance measures; (ii) providing for a substitution or assumption of awards in a manner that substantially preserves the applicable terms of such awards; (iii) accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; (iv) modifying the terms of awards to add events, conditions or circumstances (including termination of employment within a specified period after a “change in control”) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate; (v) deeming any performance measures satisfied at target, maximum or actual performance through closing or such other level determined by the Plan Committee, or providing for the performance measures to continue (as is or as adjusted by the Plan Committee) after closing; (vi) providing that for a period prior to the “change in control” any unvested options or SARs will be vested and exercisable (contingent upon the occurrence of the change in control) and that any options or SARs not exercised prior to the consummation of the change in control will terminate as of the change in control; and (vii) canceling outstanding awards in return for cash, shares of Common Stock, other securities or other property, or any combination thereof, equal to the value of such awards, if any, as determined by the Plan Committee (with any underwater option or SAR canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Plan Committee shall make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring.

Provisions for Foreign Participants

The Plan Committee may establish one or more sub-plans under the Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The Plan Committee will establish such sub-plans by adopting supplements to the Plan containing any limitations on the Plan Committee’s discretion under the Plan and any additional terms and conditions not otherwise inconsistent with the Plan as the Plan Committee deems necessary or desirable. All supplements adopted by the Plan Committee will be deemed to be part of the Plan, but each supplement will only apply to participants within the affected jurisdiction.

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Withholding

The participant shall be required to pay to the Company or any affiliate, and the Company or any affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Stock, other securities or other property deliverable under any award or from any compensation or other amounts owing to a participant, the amount (in cash, Common Stock, other securities or other property) of any required taxes (up to the maximum statutory rate under applicable law as in effect from time to time as determined by the Plan Committee) and deduction in respect of an award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Plan Committee or the Company to satisfy all obligations for the payment of such taxes.

Amendment or Termination

Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to the prohibition on repricing shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.

Amendment of Award Agreements. The Plan Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to any award theretofore granted shall not to that extent be effective without the consent of the affected participant; provided, further, that without stockholder approval, except as otherwise permitted under the Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR, (ii) the Plan Committee may not cancel any outstanding option or SAR where the fair market value of the Common Stock underlying such option or SAR is less than its exercise price or strike price, as applicable, and replace it with a new option or SAR, another award or cash and (iii) the Plan Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the federal tax laws in effect as of the date of this Information Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

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A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options. A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock as of the date of grant less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock ceases to be subject to a substantial risk of forfeiture the participant will have compensation income equal to the value of the stock on the date on which the substantial risk of forfeiture lapses (the “vesting date”) less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the stock (or cash equal to the fair market value of any stock) is delivered with respect to the RSUs (which may be upon vesting or, if deferred, may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company (or, if applicable, the affiliate employer) will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

New Plan Benefits

No awards have been previously granted under the Plan as of the date hereof and no awards have been granted under the Plan subject to stockholder approval of the Plan. As the Plan is discretionary, it is not currently possible to determine the amount that may be received by the participants under the Plan at this time.

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2025, information regarding awards previously granted and outstanding, and securities authorized for future issuance, under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Outstanding Options, Warrants, or Rights)
Equity compensation plans approved by shareholders	–	$–	–
Equity compensation plans not approved by shareholders	–	–	1,000,000

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INTEREST OF CERTAIN PERSONS IN THE ACTIONS TAKEN

Our employees, directors, and consultants are eligible to receive awards under our Plan and consequently our officers and directors may be deemed to have an interest in the approval of the Plan.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the SEC. Reports and other information filed by the Company with the SEC are available to the public on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Information Statement to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Information Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Information Statement either now or in the future, please contact our Corporate Secretary either by calling (800) 401-4535 or by mailing a request to Attn: Corporate Secretary, CitroTech Inc., 6400 S. Fiddlers Green Cir., Suite 300, Greenwood Village, Colorado 80111. Upon written or oral request to the Corporate Secretary, the Company will promptly provide a separate copy of the Information Statement. In addition, stockholders at a shared address who receive multiple copies of the Information Statement may request to receive a single Information Statement in the future in the same manner as described above.

By order of the Board of Directors of CitroTech Inc.

Wesley Bolsen
Chief Executive Officer and Director
, 2026

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APPENDIX A

CITROTECH INC. 2026 EQUITY AND INCENTIVE PLAN

1.Purpose. The purpose of the CitroTech Inc. 2026 Equity and Incentive Plan (the “Plan”) is to provide a means through which the Company and its Affiliates (each as defined below) may attract and retain key personnel and align their interests with those of the Company’s shareholders by providing them the opportunity to acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares (as defined below).

2.Definitions. The following definitions shall be applicable throughout the Plan:

(a)“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c)“Board” means the Board of Directors of the Company.

(d)“Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)“Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein), (A) gross misconduct by the Participant which results in loss, damage or injury to the Company or any of its Affiliates, or its or their goodwill, business or reputation; (B) the commission or attempted commission of an act of embezzlement, fraud or breach of fiduciary duty which results in loss, damage or injury to the Company or any of its Affiliates, or its or their goodwill, business or reputation; (C) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company, any of its Affiliate or any third party who has a business relationship with the Company, other than in connection with the disclosure of a trade secret or confidential information that is made (1) in confidence to a federal, state, or local government official, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; (D) the Participant’s commission or conviction of, or plea of nolo contendere to, a felony under any state or federal law which materially interferes with such Participant’s ability to perform his or her services for the Company or any of its Affiliates or which results in loss, damage or injury to the Company or any of its Affiliates, or its or their goodwill, business or reputation; (E) the violation (or potential violation) by the Participant, in any material respect, of a non-competition, non-solicitation, non-disclosure or assignment of inventions covenant between the Participant and the Company or any of its Affiliates; (F) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; or (G) the use of controlled substances, illicit drugs, alcohol or other substances or behavior which interferes with the Participant’s ability to perform his or her services for the Company or any of its Affiliates or which otherwise results in loss, damage or injury to the Company, or any of its Affiliates, or its or their goodwill, business or reputation. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

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(f)  “Change in Control” shall, in the case of a particular Award, be deemed to occur upon:

(i)Any sale (in one or a series of related transactions) of all or substantially all of the assets of the Company to an unrelated third party;

(ii)Except for any transaction involving the Series A Preferred Stock of the Company, any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph 2(f)(ii), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company principally for bona fide equity financing purposes, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (D) any acquisition by any corporation pursuant to a transaction that complies with paragraph 2(f)(iv), (E) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; or

(iii)Consummation of a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries).

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)  “Committee” means the Compensation Committee of the Company, who shall administer the Plan or, if no such committee has been appointed by the Board or if the Board elects to act as the Committee with respect to any action, the Board.

(i)  “Common Shares” means shares of the Company’s common stock, par value $0.0001 per share (and any stock or other securities into which such ordinary shares may be converted or into which they may be exchanged).

(j) “Company” means CitroTech Inc., a Wyoming corporation, and its successors and assignees.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

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(l)“Disability” means, unless the applicable Award agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which such Participant participates.

(m) “Effective Date” means the date this Plan is approved by the Board, as set forth on the signature page hereto.

(n)  “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(o) “Eligible Person” with respect to an Award denominated in Common Shares, means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement which includes rules regarding equity entitlement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) an individual consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or any of its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or any of its Affiliates).

(p)“Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q) “Exercise Price” has the meaning given such term in paragraph 7(b) of the Plan.

(r) “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee, in accordance with Section 409A of the Code.

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(s)      “Good Reason” means, if applicable to any Participant in the case of a particular Award, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein) as defined in the applicable Award agreement.

(t) “Immediate Family Members” shall have the meaning set forth in paragraph 15(b).

(u)      “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(v) “Indemnifiable Person” shall have the meaning set forth in paragraph 4(e) of the Plan.

(w)“Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.

(x)“Nonqualified Stock Option” means an Option that is not designated by the Committee and/or does not qualify as an Incentive Stock Option.

(y) “Option” means an Award granted under Section 7 of the Plan.

(z) “Option Period” has the meaning given such term in paragraph 7(c) of the Plan.

(aa)      “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(bb) “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(cc) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(dd) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ee) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan, as described in Section 11 of the Plan.

(ff) “Performance Formula” shall mean, for a Performance Period, the one or more formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(gg) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(hh) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(ii)“Permitted Transferee” shall have the meaning set forth in paragraph 15(b) of the Plan.

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(jj)    “Person” has the meaning given such term in the definition of “Change in Control.”

(kk) “Plan” means this CitroTech Inc. 2026 Equity and Incentive Plan, as amended from time to time.

(ll) “Qualifying Termination” means, except as otherwise provided by the Committee as set forth in the Award, the occurrence of either a termination of a Participant’s employment by the Company without Cause or for Good Reason, in either case, occurring on or within the 12-month period following (or such other period specified in the applicable Award agreement) the consummation of a Change in Control.

(mm) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(nn) “Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Common Shares or, as specified in the applicable Award agreement, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo) “Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp)“Retirement” means, in the case of a particular Award, the definition set forth in the applicable Award agreement.

(qq) “SAR Period” has the meaning given such term in paragraph 8(b) of the Plan.

(rr) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ss)“Share Pool” has the meaning given such term in paragraph 5(b) of the Plan.

(tt) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(uu) “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(vv) “Strike Price” has the meaning given such term in paragraph 8(b) of the Plan.

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(ww) “Subsidiary” means, with respect to any specified Person:

(i)any corporation, association or other business entity of which more than 50% of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ww) “Substitute Award” has the meaning given such term in paragraph 5(e).

3.Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or by the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the form of Award agreement and the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan including rules related to insider trading restrictions; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, including, but not limited to, upon a Qualifying Termination; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)The Committee may delegate to one or more officers of the Company the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.

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(d)Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)To the maximum extent permitted by applicable law, no member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. To the maximum extent permitted by applicable law, each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards other than as may be prohibited by applicable securities laws (including, without limitation, Rule 16b-3 promulgated under the Exchange Act). Provided that such authority is not prohibited by applicable securities laws, the Board shall have all the authority granted to the Committee under the Plan.

5.Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may recommend to the Board for approval, from time to time, the granting of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)Subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan an initial amount equal to the aggregate of 1,000,000 Common Shares (the “Share Pool”), all of which may be issued through the exercise of Incentive Stock Options granted under the Plan. The Share Pool shall be reduced by the sum of the aggregate number of Common Shares which become subject to Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards, other than Substitute Awards.

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(c)In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, then in each such case the Common Shares so tendered or withheld shall not count against the Common Shares available for grant from the Share Pool. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards from the Share Pool. Notwithstanding the provisions of this paragraph 5(c), any such reverted Common Shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.

(d)Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall not be counted against the Share Pool, except as required by reason of Section 422 and related provisions of the Code.

(f) In any fiscal year of the Company during any part of which this Plan is in effect, no Participant who is an Eligible Person solely by reason of being a non-employee director of the Company or an Affiliate may be awarded cash compensation and Awards that have a fair value that exceeds $100,000 in the aggregate (with the “fair value” of Awards issued under the Plan, determined as of their Dates of Grant in accordance with FASB ASC Topic 718 (or other applicable accounting guidance)).

6.Eligibility. Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan and who have accepted (or, if required by the Committee, entered into) an Award agreement.

7.Options.

(a)Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option and such Incentive Stock Option so qualifies as an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and Affiliates that constitutes a “parent” or “subsidiary corporation” within the meaning of Section 424 of the Code, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

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(b)Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant; provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)); provided further, that notwithstanding any vesting dates set forth in the Award agreement, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or Disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) three (3) months following termination of employment or service for any reason other than such Participant’s death or Disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.

(d)Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares; and (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, on a case by case basis, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

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(e)Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (i) two (2) years after the Date of Grant of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.Stock Appreciation Rights.

(a)Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)Strike Price. Except with respect to Substitute Awards, the strike price (“Strike Price”) per Common Share for each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant.

(c)Vesting and Expiration. A SAR shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or Disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) three (3) months following termination of employment or service for any reason other than such Participant’s death or Disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the SAR Period.

(d)Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee and set forth in the Award agreement. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

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9.Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable; provided, however, that any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee and as set forth in the Award agreement, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement, the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee as specified in the Award agreement, in Common Shares having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share. If such share is forfeited, the Participant shall have no right to such dividends.

(ii)Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Common Shares in lieu of delivering only Common Shares in respect of such Restricted Stock Units, as specified in the Award agreement, or (B) defer the delivery of Common Shares (or cash or part cash and part Common Shares, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid. The Award agreement with respect to a Restricted Stock Unit Award may specify that the Participant shall be eligible to receive dividend equivalents; provided, however, that any dividend equivalents with respect to the Restricted Stock Units shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the dividend equivalents withheld at a rate and subject to such terms as determined by the Committee. The dividend equivalents so withheld and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee and as set forth in the Award agreement, in shares of Common Stock having a Fair Market Value equal to the amount of such dividend equivalents, if applicable, upon the settlement of the underlying Restricted Stock Units and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such dividend equivalents.

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10.Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award. Unless otherwise determined by the Committee, all Performance Compensation Awards shall be evidenced by an Award agreement.

(b)Discretion of Committee with Respect to Performance Compensation Awards. The Committee shall have the discretion to establish the terms, conditions and restrictions of any Performance Compensation Award. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal (s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply, and the Performance Formula.

(c)Performance Criteria. The Committee may establish Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards which may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii)  revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi)  customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client or customer retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; (xxxiii) personal targets, goals or completion of projects and (xxxiv) any other goal selected by the Committee, whether or not listed herein. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. Any Performance Criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

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(d)Modification of Performance Goal(s). The Committee is authorized at any time to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any specified circumstance or event that occurs during a Performance Period, including but not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

(e)Terms and Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must remain continuously employed by or in service with the Company through the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Unless otherwise determined by the Committee or as set forth in the Award agreement, Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals. Following the completion of a Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period.

(f)Timing of Award Payments. Except as provided in an Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination in accordance with paragraph 11(e).

12.Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

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(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;

(iii) accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;

(iv) modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;

(v) deeming any performance measures (including, without limitation, Performance Criteria and Performance Goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;

(vi) providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and

(vii) canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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13.Amendments and Termination.

(a)Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to paragraph 13(b) (to the extent required by the proviso in such paragraph 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Shares underlying such Option or SAR is less than its Exercise Price or Strike Price and replace it with a new Option or SAR, another Award or cash; and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.General.

(a) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee in its sole discretion, or (2) as provided in the applicable Award agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option or SAR unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option or SAR if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option or SAR shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

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(b)Tax Withholding and Deductions.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required taxes (up to the maximum statutory rate under applicable law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

(ii)Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, determined on a case-by-case basis, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a fair market value equal to such liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such liability.

(c)No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(d)Addenda. The Committee may adopt such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards, which Awards may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

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(e)Designation and Change of Beneficiary. Each Participant may file with the Committee (or its designee) a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee (or its designee). The last such designation received by the Committee (or its designee) shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee (or its designee) prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(f)Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence, nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa), shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate, provided that there is no break in such service.

(g)No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(h)Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order for such Award to comply with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

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(ii)The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares or other securities to the Participant, the Participant’s acquisition of Common Shares or other securities from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Shares in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the earlier of (i) the applicable Award cancellation date, or (ii) the exercise date or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(i)Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly-appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(j)Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(k)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(l)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(m)Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

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(n)Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Wyoming applicable to contracts made and performed wholly within the State of Wyoming, without giving effect to the conflict of laws provisions thereof. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in Cheyenne, Wyoming (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Plan, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Plan.

(o)Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(p)Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(q)Code Section 409A.

(i)Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Unless otherwise specifically provided in the Award agreement, each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.

(ii)If a Participant is a “specified employee” at the time of his or her “separation from service” (as each such term is defined for purposes of Code Section 409A), no amount that is nonqualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such “separation from service” shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (A) the first business day after the date that is six (6) months following the date of the Participant’s termination of service, and (B) within thirty (30) days following the date of the Participant’s death. For purposes of determining the timing of any payment, references in the Plan and any Award agreement to “termination of employment,” “termination of service” or similar terms shall mean a “separation from service” as defined for purposes of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

(iii)Any adjustments made pursuant to Section 12 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 12 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Code Section 409A, or (B) comply with the requirements of Code Section 409A.

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(r)Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(s)Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares or other securities under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(t)Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares or other securities under any Award made under the Plan.

(u)Erroneously Awarded Compensation. All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including, without limitation, any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award agreements.

[Signature page follows]

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IN WITNESS WHEREOF, this CitroTech Inc. 2026 Equity and Incentive Plan has been duly approved and adopted by the Company and the shareholders as of the dates set forth below.

Adopted by consent of the Board: [______________, 2026]

Shareholder Approved: [____________________, 2026]

CitroTech Inc.

By: _____________________________

Name: Wesley J. Bolsen

Title: Chief Executive Officer

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ADDENDUM A

CITROTECH INC. 2026 EQUITY AND INCENTIVE PLAN

CALIFORNIA PARTICIPANTS

Prior to the date, if ever, on which the Common Shares of the Company become a listed security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms of this Addendum shall apply to Awards issued to a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code (a "California Participant"). This Addendum is intended to satisfy the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder ("Section 25102(o)"). Definitions in the Plan and Award agreement are applicable to this Addendum.

1. In the event of termination of the Participant's employment or other service other than for Cause, Options that are exercisable on the date of termination may not terminate prior to the earlier to occur of the Option expiration date or thirty (30) days from termination (six (6) months, if termination is due to death or Disability).

2. Notwithstanding anything to the contrary in the Plan, no Option Award may be exercisable on or after the tenth (10th) anniversary of the grant date and any Award agreement shall terminate on or before the tenth (10th) anniversary of the grant date.

3. Options granted under the Plan shall be non-transferable other than by will, by the laws of descent and distribution, to a revocable trust or as permitted by Rule 701 of the Securities.

4. Notwithstanding anything to the contrary in the Plan dealing with capital adjustments, the Board shall in any event make such adjustments as may be required by Section 25102(o).

5. The Company shall furnish summary financial information (audited or unaudited) of the Company's financial condition and results of operations, consistent with the requirements of applicable laws, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired shares of Common Stock pursuant to the Plan, during the period such Participant owns such shares of Common Stock; provided, however, the Company shall not be required to provide such information if (a) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information or (b) the Plan complies with all conditions of Rule 701 of the Securities Act; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a "family member" as that term is defined in Rule 701.

6. The Plan must be approved by a majority of the outstanding securities entitled to vote by the later of (a) within 12 months before or after the date the Plan is adopted or (b) prior to or within 12 months of the granting of any Option or issuance of any security under the Plan in the State of California. Any Option granted to any person in the State of California that is exercised before security holder approval is obtained must be rescinded if security holder approval is not obtained in the manner described in the preceding sentence. Such securities shall not be counted in determining whether such approval is obtained. This provision shall not apply to a foreign private issuer, as defined by Rule 3b-4 of the Exchange Act, provided that the aggregate number of persons in the State of California granted options under all option plans and agreements and issued securities under all purchase and bonus plans and agreements does not exceed 35.

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